Exhibit 10.7

LIPOSCIENCE, INC.

SECOND AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

This Second Amended and Restated Investor Rights Agreement (the “Agreement”) is entered into as of August 2, 2006, by and among LipoScience, Inc., a Delaware corporation (formerly known as LipoMed, Inc.) (the “Company”), the holders of the Company’s Series D Preferred Stock (the “Series D Stock”) and Series D-1 Preferred Stock (the “Series D-1 Stock”) listed on Exhibit A attached hereto (collectively, the “Series D Investors”), the holders of the Company’s Series E Preferred Stock (the “Series E Stock”) listed on Exhibit B attached hereto (the “Series E Investors”), the holders of the Series F Preferred Stock (the “Series F Stock”) listed on Exhibit C attached hereto, and those persons listed on Exhibit D attached hereto (each individually a “Common Holder” and collectively the “Common Holders”). The Series D Investors, the Series E Investors and the Series F Investors shall be referred to herein collectively as the “Investors.” The Series D Stock, the Series D-1 Stock, the Series E Stock, the Series F Stock, the Warrants (as defined below) and the Warrant Shares (as defined below) shall be referred to herein collectively as “Investor Securities.”

WHEREAS, the Company, the Series D Holders (as hereinafter defined) and the Common Holders entered into that certain Investor Rights Agreement, dated as of December 22, 2000, as amended (the “2000 Agreement”); and

WHEREAS, the Company, the Series D Holders (as hereinafter defined), the Series E Holders (as hereinafter defined) and the Common Holders entered into that certain Amended and Restated Investor Rights Agreement, dated as of May 7, 2003, as amended (which amended and restated the 2000 Agreement) (the “Prior Agreement”); and

WHEREAS, the Company proposes to sell and issue up to 2,988,506 shares of Series F Stock, pursuant to that certain Series F Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Series F Investors (the “Purchase Agreement”); and

WHEREAS, the Series F Investors, as a condition to entering into the Purchase Agreement, have requested that the Company provide the Series F Investors certain registration rights and certain other rights with respect to the Series F Stock as set forth herein; and

WHEREAS, the amendment and restatement of the Prior Agreement contemplated hereby requires the written consent of (i) the Investors holding at least a majority of the shares of Series D Stock, Series D-1 Stock and Series E Stock (the “Requisite Investors”) and (ii) the Company and execution of this Agreement by the undersigned Requisite Investors and the Company satisfies such requirement; and

WHEREAS, in order to induce the Company and the Series F Investors to enter into the Purchase Agreement, the Company, the Series F Investors, and the Requisite Investors hereby agree that this Agreement shall amend and restate the Prior Agreement and shall extend to the Company, the Common Holders and the Investors the rights and obligations as set forth below.

NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, the Company, the Investors and the Common Holders hereby agree as follows.

Section 1.

RESTRICTIONS ON TRANSFER

1.1 Restrictive Legend. Each certificate representing (i) the Investor Securities, (ii) the Common Stock of the Company (the “Common Stock”) issued upon conversion of the Investor Securities, and (iii) any other securities issued in respect of the Investor Securities or Common Stock issued upon conversion of the Investor Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of this Section 1.1 or Section 1.2 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws).

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. COPIES OF THE STOCK PURCHASE AGREEMENT AND THE SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT PROVIDING FOR RESTRICTIONS ON TRANSFER OF THESE SECURITIES MAY BE OBTAINED UPON WRITTEN REQUEST BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.”

Each Holder (as defined below) consents to the Company’s making a notation on its records and giving instructions to any transfer agent of the Investor Securities or the Common Stock issued upon conversion of the Investor Securities in order to implement the restrictions on transfer established in this Section 1. Such legend shall be removed by the Company from any certificate at such time as the holder of the shares represented by the certificate satisfies the requirements of Rule 144(k) (“Rule 144(k)”) of the Securities Act of 1933, as amended (the “1933 Act”), provided that Rule 144(k) as then in effect does not differ substantially from Rule 144(k) as in effect as of the date of this Agreement, and provided further that the Company has received from the Holder a written representation that (i) such Holder is not an affiliate of the

Company and has not been an affiliate during the preceding three months, (ii) such Holder has beneficially owned the shares represented by the certificate for a period of at least two years, (iii) such Holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares, and (iv) such Holder will submit the certificate for any such shares to the Company for reapplication of the legend at such time as the Holder becomes an affiliate of the Company or otherwise ceases to satisfy the requirements of Rule 144(k) as then in effect.

1.2 Notice of Proposed Transfers. The Holder of each certificate representing Registrable Securities (as defined below) by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.2. Prior to any proposed sale, assignment, transfer or pledge of any Registrable Securities, unless there is in effect a registration statement under the 1933 Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder’s intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the 1933 Act or (ii) a “no action” letter from the SEC (as defined below) to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission (the “SEC”) that action be taken with respect thereto, whereupon the holder of such Registrable Securities shall be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or “no action” letter in any transaction in compliance with Rule 144 of the 1933 Act (“Rule 144”) or for a transfer by a Holder, (a) which is a partnership, to such partnership’s partners or employees or former employees or former partners or employees in accordance with partnership interests and in accordance with the partnership’s agreement, (b) which is a limited liability company, to such limited liability company’s members or former members in accordance with their interests in the limited liability company, (c) which is a corporation, to such corporation’s stockholders in accordance with their stock ownership, (d) to a subsidiary or affiliate of the Holder or (e) to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he, she or it were an original Holder hereunder. Each certificate evidencing the Registrable Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.1 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such Holder and the Company such legend is not required in order to establish compliance with any provisions of the 1933 Act.

Section 2.

REGISTRATION RIGHTS

The Company hereby grants to each of the Holders (as defined below) the registration rights set forth in this Section 2, with respect to the Registrable Securities (as defined below) owned by such Holders. The Company and the Holders agree that the registration rights provided herein set forth the sole and entire agreement, and supersede any prior agreement, between the Company and the Holders with respect to registration rights for the Company’s securities.

2.1 Certain Definitions. As used in this Section 2:

(a) The terms “register,” “registered” and “registration” refer to a registration effected by filing with the SEC a registration statement (the “Registration Statement”) in compliance with the 1933 Act, and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

(b) The term “Registrable Securities” means (i) Common Stock issued or issuable upon conversion of any shares of Series D Stock, Series D-1 Stock, Series E Stock (including up to 646,724 shares of Series E Stock (the “Warrant Shares”) issuable upon the exercise of certain warrants the (“Warrants”) outstanding as of the date hereof) and Series F Stock, held by the Investors or any transferee as permitted by Section 2.9 hereof, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, such Registrable Securities; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, and (C) the registration rights associated with such securities have not been terminated pursuant to Section 2.16 hereof.

(c) The term “Holder” (collectively, “Holders”) means each Investor and any transferee, as permitted by Section 2.9 hereof, holding Registrable Securities, securities exercisable or convertible into Registrable Securities or securities exercisable for securities convertible into Registrable Securities.

2.2 Demand Registration

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from either (i) the Holders of at least forty percent (40%) of the Registrable Securities then outstanding and held by the Holders of the Series D Investors and the Series E Investors, taken together, or (ii) the Holders of at least forty percent (40%) of the Registrable Securities then outstanding and held on the date hereof by the Series F Investors (in either case, such Holders are hereinafter referred to as the “Initiating Holders”) that the Company file a registration statement under the 1933 Act covering the registration of such Registrable Securities, then the Company shall promptly give written notice of such request to all Holders and Common Holders and, subject to the limitations of this Section 2.2 and Section 2.15, use its best efforts to effect, as soon as practicable, the registration under the 1933 Act of all Registrable Securities that the Holders (including the Initiating Holders) request to be registered and all shares of Common Stock that Common Holders request to be registered pursuant to Section 2.15.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4, as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other stockholders) in such registration if the underwriter so agrees and if the number of Registrable Securities would not thereby be limited.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to the earlier of (A) the third anniversary of the date of this Agreement or (B) 180 days following the effective date of the registration statement pertaining to the Company’s first underwritten public offering of its Common Stock registered under the 1933 Act (an “Initial Offering”);

(ii) on behalf of Holders of at least forty percent (40%) of the Registrable Securities held by the Series D Investors and the Series E Investors, taken together after the Company has effected two (2) registrations pursuant to this Section 2.2 on their behalf, and such registrations have been declared or ordered effective; provided, however, that a registration effected by the Company pursuant to this Section 2.2 in which such Holders are given the opportunity to include such Holder’s Registrable Securities (whether or not such Holders were the Initiating Holders for such registration or elected to participate in such registration) shall qualify as a registration for purposes of this Subparagraph (c)(ii);

(iii) on behalf of Holders of at least forty percent (40%) of the Registrable Securities held by the Series F Investors after the Company has effected two (2) registrations pursuant to this Section 2.2 on their behalf, and such registrations have been declared or ordered effective; provided, however, that a registration effected by the Company pursuant to this Section 2.2 in which such Holders are given the opportunity to include such Holder’s Registrable Securities, without being subject to cutbacks or similar limitations, shall qualify as a registration for purposes of this Subparagraph (c)(iii);

(iv) during the period starting thirty (30) days prior to the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of a registration statement pertaining to a public offering of the Company’s securities in which the Holders have the right to register the Registrable Securities pursuant to Section 2.3; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

(vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vii) in any particular jurisdiction in which the Company would be required to qualify to conduct business or execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already so qualified or subject to service in such jurisdiction.

2.3 Piggyback Registration.

(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or for the account of security holders, other than a registration relating solely to employee benefit plans, a registration on Form S-4 relating solely to an SEC Rule 145 transaction or a registration pursuant to Section 2.2 hereof, the Company will:

(i) promptly (but in any event 10 days prior to the filing of any such registration statement) give to each Holder written notice thereof; and

(ii) include in such registration (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Section 2.3(b) below.

Such Registrable Securities shall only be included in any registration pursuant to this Section 2.3 to the extent that such inclusion will not diminish the number of securities included by the Company.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.

All Holders proposing to distribute their Registrable Securities through such underwriting shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.3, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis, provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with this sentence. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder”, and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4 Form S-3 Registration. In the event the Company shall receive from the Initiating Holders a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company as specified above in 2.4(a); provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders; or

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) in such registration at an aggregate price to the public of less than one million dollars ($1,000,000); or

(iii) during the period starting sixty (60) days prior to the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of a registration statement pertaining to a public offering of the Company’s securities in which the Holders have the right to register the Registrable Securities pursuant to Section 2.3; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective; or

(iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

(v) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to Section 2.4; or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already so qualified or subject to service in such jurisdiction.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders under this Section 2.4. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2 hereof.

2.5 Expenses of Registration. All expenses incurred in connection with all registrations effected pursuant to Sections 2.2, 2.3 and 2.4, including, without limitation, all registration, filing and qualification fees (including state securities law fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration shall be borne by the Company; provided, however, that the Company shall not be required to pay stock transfer taxes or underwriters’ discounts or selling commissions relating to Registrable Securities; and provided, further, that the Company shall not be required to pay for any expenses of any registration pursuant to Section 2.4 after the Company has effected two (2) registrations pursuant to Section 2.4, in which event the Holders of Registrable Securities to be registered shall bear all such expenses pro rata on the basis of the Registrable Securities to be registered.

2.6 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its diligent efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective for the lesser of 180 days or until the Holder or Holders have completed the distribution relating thereto; provided, however, that the Company shall have the right to terminate such Registration Statement, or to place a stop-transfer order with respect to the shares for which registration has been requested thereunder, upon notice to the participating Holders to the extent necessary, in the sole discretion of the Company upon the advice of counsel, to avoid any requirement that the Company disclose material, nonpublic information, the disclosure of which would be seriously detrimental to the Company and its stockholders, provided, further, that (i) such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the 1933 Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the 1933 Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act, or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, in the registration statement; and provided further that in no event shall the Company be required to keep any such Registration Statement effective for longer than eighteen (18) months.

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement.

(c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) use its diligent efforts to register or otherwise qualify the securities covered by such Registration Statement under such other securities laws of such states and other jurisdictions as shall be reasonably requested by the Holders or the managing underwriter, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, in the Company’s reasonable discretion, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) use its diligent efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock is then listed.

(h) make available for inspection by each Holder including Registrable Securities in such registration, any underwriter participating in any distribution pursuant to such registration, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement.

(i) cooperate with the Holders including Registrable Securities in such registration and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Holders or the managing underwriters may request at least two business days prior to any sale of Registrable Securities.

(j) permit any Holder, which Holder, in the sole and exclusive judgment, exercised in good faith, of such Holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such Registration Statement and to require the insertion therein of material, furnished to the Company in writing, that in the reasonable judgment of such Holder and its counsel should be included.

2.7 Indemnification.

(a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities, each of such Holder’s officers, directors, managers, partners, members and agents, and each person controlling such Holder, with respect to any registration, qualification or compliance effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse, as incurred, each such Holder, each such underwriter and each such director, manager, officer, partner, member, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to an indemnified party to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in conformity with written information furnished to the Company by an instrument duly executed by such indemnified party specifically for use therein.

(b) Each Holder will, severally and not jointly, and if Registrable Securities held by or issuable to such Holder are included in such registration, qualification or compliance pursuant to this Section 2, does hereby undertake to indemnify and hold harmless the Company, each of its directors and officers, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company’s securities covered by the Registration Statement relating to such registration, qualification or compliance, and each other Holder, each of such other Holder’s officers, directors, managers, partners, members and agents and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any failure of such Holder or its agents or representatives to comply with the prospectus delivery requirements of the 1933 Act or any other applicable securities or Blue Sky law, or (ii) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, the Company, each such underwriter, each such other Holder, and each such director, officer, manager, partner, member, agent and controlling person of the foregoing, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that, if the indemnification obligations shall have arisen under (ii) above, such indemnifying Holder will have indemnification obligations hereunder only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the liability of each Holder hereunder (unless such Holder’s liability hereunder is based upon such Holder’s willful misconduct) shall be limited to the proportion of any such claim, loss, damage or liability that is equal to the proportion that the public offering price of the shares sold by such Holder under such Registration Statement bears to the total public offering price of all securities sold thereunder, but in any event not to exceed the net proceeds received by such Holder from the sale of securities under such Registration Statement.

(c) Each party entitled to indemnification under this Section 2.7 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnified Party’s expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. An Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement only if it includes as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability with respect to such claim or litigation. The Indemnifying Party shall have no liability under this Section 2.7 for any settlement effected by an Indemnified Party without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld) except in the event that the Indemnifying Party fails to diligently undertake the defense of the claim or litigation resulting in such settlement after notice is provided as set forth herein.

(d) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.7; then, and in each such case, the Company and such Holder will contribute to the aggregate claims, losses, damages or liabilities to which they may be subject (after contribution from others) in such proportions as shall be appropriate to reflect the relative fault of the Company, on the one hand, and each such Holder, on the other hand, with such relative fault determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by each such Holder, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all securities offered by it pursuant to such Registration Statement, after deduction of underwriting discounts and commissions (unless such Holder’s liability hereunder is based upon such Holder’s willful misconduct); and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) The indemnities provided in this Section 2.7 shall survive the transfer of any Registrable Securities by such Holder, whether pursuant to a Registration Statement under this Agreement or otherwise.

2.8 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2. The Company shall not be required to include any Holder’s Registrable Securities in any registration hereunder unless such information shall have been provided.

2.9 Transfer of Rights. The rights contained in Sections 2 and 3 hereof may be assigned or otherwise conveyed to transferees or assignees of Registrable Securities, who shall be considered a “Holder” for purposes hereof, provided that such transfer is effected in compliance with Section 1.2 hereof and such transfer is a “Permitted Transfer” as defined herein.

For purposes of this Agreement, a “Permitted Transfer” shall mean: (i) a transaction not involving a change in beneficial ownership; (ii) transactions involving distributions or transfers by a stockholder that is a partnership, limited liability company or corporation to (A) any of its partners (including limited partners), members or stockholders (as the case may be), (B) any of its retired partners, members or stockholders, (C) any of its affiliates, or (D) the estate of any of its partners (including limited partners), members or stockholders; (iii) transactions involving distribution without consideration by a stockholder that is a corporation to any of its stockholders; (iv) transfers by any stockholder who is an individual to a trust for the benefit of such stockholder or his family; (v) a transfer in which the transferee acquires at least 25% of the transferor’s shares of Registrable Securities, subject to adjustments for combinations, consolidations, recapitalizations, stock splits, stock dividends and the like; or (vi) transfers by gift, will or intestate succession to the spouse, lineal descendants, whether by blood or by adoption, spouses of such descendants, ancestors, siblings, or direct lineal descendants, whether by blood or by adoption, of such siblings, of any stockholder or spouse of a stockholder or a trust or family limited partnership for the sole benefit of such persons.

2.10 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.11 Subsequent Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of the Holders of (i) a majority of the Common Stock issued or issuable upon conversion of the Investor Securities then outstanding, and (ii) a majority of the Registrable Securities then held by the Series F Investors, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to or on parity with those granted to the Holders hereunder.

2.12 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its diligent efforts to:

(a) Make and keep current public information available, within the meaning of SEC Rule 144 or any similar or analogous rule promulgated under the 1933 Act, at all times after it has become subject to the reporting requirements of the 1934 Act;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the 1933 Act and 1934 Act (after it has become subject to such reporting requirements);

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the Initial Offering), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.13 “Market Stand-Off” Agreement. Each Holder hereby agrees that during a period, not to exceed 180 days, following the effective date of any registration statement of the Company filed under the 1933 Act in connection with the Company’s Initial Offering, it shall not, to the extent requested by the Company and any underwriter, sell, pledge, transfer, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of (other than to donees who agree in writing to be similarly bound) any securities of the Company held by it at any time during such period except any Common Stock which may be included in such registration; provided, however, that no Holders shall have any such obligations unless all “One Percent Stockholders” with registration rights (whether or not pursuant to this Agreement) and all officers and directors of the Company enter into similar agreements.

For purposes of this Section 2.13, the term “One Percent Stockholder” shall mean a stockholder of the Company who holds at least one percent of the outstanding Common Stock of the Company (assuming conversion of all outstanding convertible securities of the Company).

In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

2.14 Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) the Holders of at least a majority of the Registrable Securities then outstanding and not registered, and (iii) the Holders of at least a majority of the Registrable Securities then held by the Series F Investors. Any amendment or wavier effected in accordance with this Section shall be binding upon each Holder, each future Holder of Registrable Securities and the Company.

2.15 Inclusion of Stock Held by Common Holders. In connection with any registration effected pursuant to Section 2.2 or Section 2.3 hereof, the Common Holders shall be entitled to include in such registration (on the same terms and conditions as Holders selling their Registrable Securities in such registration) shares of Common Stock held by such Common Holders; provided that no Common Holder shall have the right to initiate a request for registration under Section 2.2 (unless otherwise a holder of Registrable Securities) and any limitation by the underwriter on the number of shares to be underwritten in connection with any such registration pursuant to Section 2.2 or 2.3 hereof shall be applied to the shares of Common Stock so included by such Common Holders before any limitation is applied to any Registrable Securities, and no Registrable Securities shall be excluded from the registration unless all shares held by Common Holders (other than Registrable Securities) are also excluded, and provided further that each such Common Holder’s right to include shares of Common Stock in a registration pursuant to this Section 2.15 is contingent upon such Common Holder’s agreement (as evidenced by signing this Agreement) to be bound by all other applicable restrictions and obligations contained in this Section 2 with respect to Holders, as if such Common Holder were a Holder hereunder (including, without limitation, the provisions of Section 2.13 hereof).

2.16 Termination of Rights. The rights of any particular Holder to cause the Company to register securities under Section 2 hereof shall terminate as to such Holder upon the later to occur of (i) three (3) years after the date of the closing of the Company’s Initial Offering or

(ii) the time that (a) the Company has completed its Initial Offering and is subject to the provisions of the 1934 Act, (b) such Holder holds less than 1% of the Company’s outstanding Common Stock (treating all shares of the Company’s Preferred Stock on an as-converted basis) and (c) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) which may be required to be aggregated with such Holder’s Registrable Securities under Rule 144 may be sold under Rule 144 during any ninety (90) day period.

Section 3.

RIGHTS OF FIRST REFUSAL

3.1 Certain Definitions. As used in this Section 3:

(a) The term “New Securities” shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term “New Securities” does not include: (i) the Investor Securities; (ii) securities issuable upon conversion, exchange or exercise of or with respect to Investor Securities (including any securities issuable upon further exercise, exchange or conversion of the Investor Securities); (iii) securities issuable upon conversion or exercise of any other preferred stock or warrant or debt security of the Company issued on or prior to the date hereof (including securities issuable upon further conversion of any such exercised securities); (iv) shares of Common Stock and options, warrants or rights convertible into such Common Stock, issued or issuable to employees, consultants or directors of the Company pursuant to any incentive agreement or arrangement approved by the Board of Directors of the Company in an aggregate amount of not more than 4,580,000 shares or such higher number of shares as may be approved by the Board of Directors, including at least two (2) of the directors designated by the holders of Series D Stock, Series E Stock and Series F Stock pursuant to Section 5.3 of this Agreement, appropriately adjusted for any stock split, stock dividend or other recapitalization; (v) shares of capital stock or securities exercisable for or convertible into such capital stock issued in connection with any equipment leases or borrowings, direct or indirect, from financial or other institutions regularly engaged in such business as may be approved by the Board of Directors; (vi) securities issued pursuant to any stock dividend, stock split, combination or other reclassification by the Company of any of its capital stock; (vii) securities issued pursuant to the acquisition of another corporation or business entity by the Company or one or more of its wholly owned subsidiaries by merger, consolidation, share exchange, purchase of substantially all the assets or other reorganization whereby the stockholders of the Company immediately prior to the transaction own in the aggregate more than 50% of the voting power of the Company or other surviving entity after the transaction; (viii) any performance based equity issued in connection with strategic relationships or similar arrangements approved by the Company’s Board of Directors; or (ix) shares of capital stock or securities exercisable for or convertible into such capital stock issued to the Company’s chief executive officer in connection with a stock or warrant bonus plan pursuant to that certain letter agreement by and between the Company and Richard O. Brajer dated February 6, 2003.

(b) The term “Pro Rata Share” means the ratio (A) the numerator of which is the number of shares of Common Stock held by such Investor, or issuable to such Investor upon the conversion or exercise of all securities convertible into or exercisable for Common Stock of the Company held by such Investor, on the date of the written notice pursuant to Section 3.2 hereof, and (B) the denominator of which is, with respect to the right of first refusal set forth in Section 3.2, the number of shares of Common Stock outstanding, assuming for this purpose conversion or exercise of all securities convertible into or exercisable for Common Stock of the Company.

3.2 Right of First Refusal. The Company hereby grants to each Investor, subject to the terms and conditions specified in this Section 3.2, the right of first refusal to purchase, on the terms and conditions set forth in the Company’s notice pursuant to this Section 3.2, up to such Investor’s Pro Rata Share of all New Securities that the Company may, from time to time, propose to sell and issue. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Investor shall have 20 days from the date of any such notice to exercise its right of first refusal under this Section 3.2 for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. The Company shall have 75 days after the 20-day period described in this Section 3.2 to sell all such New Securities respecting which the Investors’ rights of first refusal hereunder were not exercised, at a price and upon terms no more favorable in any material respect to the purchasers thereof than specified in the Company’s notice. In the event the Company has not sold all such New Securities within such 75-day period, the Company shall not thereafter issue or sell any New Securities without first notifying the Investors in the manner provided herein.

3.3 Expiration of Right. The rights of first refusal granted under this Section 3 shall not apply to, and shall expire upon, the effectiveness of a registration statement for the sale of the Company’s shares of Common Stock in an underwritten public offering registered under the 1933 Act (a “Qualified Public Offering”).

Section 4.

COMPANY COVENANTS

The Company hereby covenants and agrees as follows:

4.1 Financial Information.

(a) So long as any Investor or any subsidiary, affiliate or partner of such Investor shall own at least 30% of the Investor Securities originally acquired by such Investor (including any shares of Common Stock or preferred stock of the Company (“Preferred Stock”) issued upon conversion or exercise thereof, and subject to adjustment for combinations, consolidations, recapitalizations, stock splits, stock dividends and similar events), the Company will furnish each such Investor, subject to Section 4.1(c) below, the following reports:

(i) As soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, (1) audited consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income and losses, stockholders’ equity and cash flows of the Company and its subsidiaries, if any, for such fiscal year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, if any, all in reasonable detail and accompanied by a report and opinion thereon by independent auditors selected by the Company’s Board of Directors; and (2) a copy of such auditors’ management letter prepared in connection therewith, if any, (as soon as such management letter is available, which may be greater than the aforesaid 120-day period);

(ii) As soon as practicable after the end of each of the first three quarters of the fiscal year, but in any event within 45 days after the end of each such quarter, the unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and its unaudited consolidated statements of income and losses, stockholders’ equity and cash flows for such quarter, setting forth in each case in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles, except that such financial statements may not contain notes and will be subject to year-end adjustment, and certified by the principal financial or accounting officer of the Company. Such quarterly report shall include a narrative, summary description of the Company’s operations for such quarter, indicating whether the Company is materially in compliance with this Agreement and other material agreements and discussing any material variances from the Company’s operating plan for such fiscal year;

(iii) As soon as practicable after the adoption thereof, an annual operating plan for each fiscal year; and

(iv) With reasonable promptness, such other information respecting the business, properties or the condition or operations, financial or other, of the Company or any subsidiary as any Investor may from time to time reasonably request.

(b) So long as any Series F Investor or any subsidiary, affiliate or partner of such Investor shall own at least 30% of the Investor Securities originally acquired by such Series F Investor, the Company will furnish each such Series F Investor, subject to Section 4.1(c) below, as soon as practicable after the end of each month, but in any event within 45 days after the end of such month, unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month, and its unaudited consolidated statements of income and losses, stockholders’ equity and cash flows for such month, setting forth in each case in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles, except that such financial statements may not contain notes and will be subject to year-end adjustment, and certified by the principal financial or accounting officer of the Company. Such monthly report shall include a narrative, summary description of the Company’s operations for such month, indicating whether the Company is materially in compliance with this Agreement and other material agreements and discussing any material variances from the Company’s operating plan for such fiscal year.

(c) The Company shall not be obligated pursuant to this Section 4.1 to provide financial information to any person whom the Company reasonably believes to be engaged in the business of developing, manufacturing or selling products or services competitive with those of the Company (a “Competitor”).

(d) The rights granted pursuant to this Section 4.1 may not be assigned or otherwise conveyed by any Investor or by any subsequent transferee of any such rights without the prior written consent of the Company, which consent shall not be unreasonably withheld; provided that the Company may refuse such written consent if the proposed transferee is reasonably believed by the Board of Directors of the Company to be a Competitor.

4.2 Inspection. The Company shall permit each Investor and each transferee in a Permitted Transfer (as defined in Section 2.9 hereof) (provided such transfer is effected in compliance with Section 1.2 hereof), its attorney or its other representative to visit and inspect the Company’s properties, to examine the Company’s books of account and other records, to make copies or extracts therefrom and to discuss the Company’s affairs, finances and accounts with its officers, management, employees and independent auditors all at such reasonable times and as often as such Investor or transferee may reasonably request; provided, however, that the Company shall not be obligated pursuant to this Section 4.2 to provide trade secrets or confidential information or to provide information to any person whom the Board of Directors of the Company reasonably believes is a Competitor; provided, further, that such Investor shall bear any costs or expenses of such investigations or inquiries.

4.3 Additional Affirmative Covenants. Without limiting any other covenant or provision hereof, the Company covenants and agrees that, so long as shares representing at least 14% of the Series D Stock and Series D-1 Stock (taken together) outstanding as of the date hereof or 14% of the Series E Stock outstanding as of the date hereof or 14% of the Series F Stock outstanding immediately subsequent to the final closing pursuant to the Purchase Agreement remain outstanding, subject to adjustment for combinations, stock splits, stock dividends and similar events, it will, and will cause each subsidiary (to the extent applicable thereto) of the Company, if and when such subsidiary exists, to:

(a) Payment of Taxes. Pay, and cause each subsidiary to pay, and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims that, if unpaid, might become a lien or charge upon any properties of the Company or any subsidiary, provided that neither the Company nor any subsidiary shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by appropriate proceedings if the Company or any subsidiary shall have set aside on its books sufficient reserves, if any, with respect thereto;

(b) Payment of Trade Debt. Pay, and cause each subsidiary to pay, when due, or in conformity with customary trade terms but not later than ninety (90) days from the due date, all lease obligations, all trade debt, and all other indebtedness incident to the operations of the Company or its subsidiaries, except such as are being contested in good faith and by proper proceedings if the Company or subsidiary concerned shall have set aside on its books sufficient reserves, if any, with respect thereto;

(c) Maintenance of Insurance. Maintain, and cause each subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such subsidiary operates;

(d) Preservation of Corporate Existence. Preserve and maintain, and, unless the Company reasonably deems it not to be in its best interests, cause each subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties, except when the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries taken as a whole; provided that nothing in this Section 4.3(d) shall prohibit the Company or any of its subsidiaries from engaging in a corporate transaction in connection with the acquisition of another corporation or business entity by the Company or one or more of its wholly owned subsidiaries by merger, consolidation, share exchange, purchase of substantially all the assets or other reorganization whereby the stockholders of the Company immediately prior to the transaction own in the aggregate more than 50% of the voting power of the Company or other surviving entity after the transaction;

(e) Intellectual Property. Secure, preserve and maintain, and cause each subsidiary to secure, preserve and maintain, all licenses and other rights to use patents, processes, licenses, permits, trademarks, trade names, inventions, intellectual property rights or copyrights owned or used by it to the extent necessary to the conduct of its business or the business of any subsidiary;

(f) Compliance with Laws. Comply, and cause each subsidiary to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which could materially adversely affect its business or financial condition;

(g) Records and Books of Account. Keep, and cause each subsidiary to keep, adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and any subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, returns of merchandise, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made;

(h) Maintenance of Properties. Maintain and preserve, and cause each subsidiary to maintain and preserve, all of its properties and assets necessary for the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted;

(i) Regulatory Compliance. Comply, and cause each subsidiary to comply, with all minimum funding requirements applicable to any pension, employee benefit plans, or employee contribution plans that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to the Internal Revenue Code of 1986, as amended (the “Code”), and comply, and cause each subsidiary to comply, in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan; provided further that neither the Company nor any subsidiary will permit any event or condition to exist that would permit any such plan to be terminated under circumstances that would cause any material lien provided for in section 4068 of ERISA to attach to the assets of the Company or any subsidiary;

(j) Financings. Promptly, fully and in detail, inform the Board of Directors of the Company of any discussions, offers or contracts relating to possible financings of any nature for the Company, whether initiated by the Company or any other person, except for arrangements with trade creditors in the ordinary course of business;

(k) Nature of Business. Continue to conduct its business without material change from the nature of the business as conducted or contemplated as of the date of this Agreement and it will not enter into material transactions not in the ordinary course of business, except as approved by the Board of Directors of the Company, including the unanimous approval of the directors nominated by the Investors; and

(l) D&O Insurance. The Company will maintain a D&O insurance policy with a recognized, reputable insurance company covering the directors and officers of the Company in amounts customarily carried by similar companies; provided, however, that the minimum coverage shall be at least $1 million and the Company shall increase such coverage prior to an initial public offering of the Company’s stock to at least $10 million in coverage.

4.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Company’s Preferred Stock, all Common Stock issuable from time to time upon such conversion.

4.5 Stock Vesting.

(a) Unless otherwise approved by the Board of Directors of the Company or the Compensation Committee of the Board of Directors, all stock options and other stock equivalents issued prior to the date hereof to employees, directors, consultants and other service providers shall retain their existing vesting terms.

(b) Unless otherwise approved by the Board of Directors of the Company or the Compensation Committee of the Board of Directors, all stock options and other stock equivalents issued after the date hereof to employees, directors, consultants and other service providers shall be subject to vesting as follows: (i) 25% at the end of the first year following the date of issue, and 2.0833% per month thereafter over the next three (3) years. With respect to any shares of the Company’s capital stock purchased by any such person, the Company’s repurchase option shall provide that upon such person’s termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

4.6 Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement in substantially the form provided to the Investors.

4.7 Bonus Plans/Extraordinary Payments. The Company shall not, without the approval of the Series F Director, (i) adopt any bonus or retention plan for employees of the Company containing terms substantially similar to that certain Retention Bonus Plan adopted by the Board of Directors of the Company on March 2, 2006 or otherwise providing for payment to such employees of any amounts received by the Company in a Liquidating Event or Deemed Liquidation Event (as defined the Company’s Second Amended and Restated Certificate of Incorporation); or (ii) otherwise provide for the payment of any extraordinary cash payments to employees of the Company; provided, however, that salary and standard annual or performance bonuses for such employees approved by the Compensation Committee of the Board of Directors or payments of severance or other obligations pursuant to agreements with senior management entered into prior to August 2, 2006 or other payments made in the ordinary course of business shall not require the approval of the Series F Director.

4.8 Expiration of Covenants. The covenants set forth in this Section 4 shall expire and be of no further force or effect upon the effectiveness of a Qualified Public Offering.

Section 5.

VOTING AGREEMENT

5.1 Investor Shares. Each of the Investors agrees to hold all shares of voting capital stock of the Company (including but not limited to all shares of Common Stock issued upon conversion or exercise (as applicable) of the Investor Securities or other preferred stock of the Company) registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof subject to, and to vote such shares in accordance with, the provisions of this Section 5.

5.2 Common Shares. Each of the Common Holders agrees to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by them after the date hereof subject to, and to vote such shares in accordance with, the provisions of this Section 5.

5.3 Election of Directors. Subject to the provisions of Section 5.7, the Board of Directors of the Company will consist of the following persons: (i) James D. Otvos representing the holders of Common Stock; (ii) the Company’s President and Chief Executive Officer; (iii) Harold S. Lichtin representing the holders of the Company’s Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and Series C-1 Preferred Stock (collectively, the “Junior Stock”); (iv) two directors to be designated by the holders of a majority of Series D Stock and Series D-1 Stock collectively, who shall initially be Buzz Benson and Richard Y. Lin (the “Series D Directors”); (v) one director to be designated by Three Arch Capital, L.P., which seat shall initially be vacant (the “Series E Director”); (vi) one director to be designated by Camden Partners Strategic Fund III, L.P. and Camden Partners Strategic Fund III-A, L.P., who shall initially be Richard M. Johnston (the “Series F Director”) and (vii) two outside directors to be designated by the unanimous vote of the other directors, who shall initially be Charles A. Sanders and David T. Giddings. Each time the stockholders of the Company meet, or act by written consent in lieu of a meeting, for the purpose of electing the directors to serve on the Company’s Board of Directors, each Common Holder and each Investor shall vote all shares of the Company’s capital stock owned by such Common Holder or Investor, as the case may be, in order to cause the election of the directors as set forth above. The Investors and Common Holders shall not vote to remove any director(s) of the Company designated pursuant to this Section 5 unless such removal is requested or consented to by the party(ies) that have the right to designate such director(s) and any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 5.3, shall be filled by a representative designated as provided above; provided, however, that in the event that such vacancy is caused by the death or resignation of Otvos or Lichtin, such vacancy shall be filled by a representative of the holders of the Common Stock or the holders of the Junior Stock, respectively, designated by the unanimous vote of the remaining directors other than the Series D Directors, the Series E Director and the Series F Director, and each Common Holder and Investor shall thereafter vote all shares of the Company’s capital stock owned by such Common Holder or Investor, as the case may be, to elect such designee.

5.4 Binding Effect of Voting Agreement. The voting agreement set forth in this Section 5 shall be binding upon any transferee of shares of the Company’s stock held by the Investors and Common Holders. Each such transferee shall execute documents assuming the obligations of the transferor under this Section 5 prior to the completion of such transfer.

5.5 Legends. Each certificate held by or now issued to the Investors or the Common Holders, whether now outstanding or subsequently issued, shall be surrendered to the Company for endorsement or be endorsed by the Company prior to its issuance with substantially the following legend (the “Legend”):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT AMONG THE HOLDER OF THESE SECURITIES AND CERTAIN OTHER HOLDERS OF THE ISSUER’S SECURITIES. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL OF THE PROVISIONS OF SUCH AGREEMENT. COPIES OF SUCH VOTING AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.”

The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to the Investors or the Common Holders.

5.6 Right of First Refusal/Co-Sale Agreement. Each of the Investors that is a party to that certain Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of the date hereof (as such agreement may be amended from time to time) (the “ROFR Agreement”) agrees to not to amend or waive any provision of the ROFR Agreement unless such amendment or waiver applies to all Investors that are a party to the ROFR Agreement in the same fashion.

5.7 Other Rights. Except as provided by this Agreement or any other agreement entered into in connection with the issuance of the Series D Stock, the Series E Stock or the Series F Stock, each Common Holder and Investor shall exercise the full rights of a holder of capital stock of the Company with respect to any shares of capital stock held by such Common Holder and Investor, respectively.

5.8 Termination of Voting Agreement. The covenants set forth in this Section 5 shall terminate upon the earlier of (a) the closing of a registration statement for the sale of the Company’s shares of Common Stock in an underwritten public offering registered under the 1933 Act, or (b) the date ten years from the date hereof.

Section 6.

MISCELLANEOUS

6.1 Ownership. Each Common Holder represents and warrants to the Investors that (a) such Common Holder now owns the Common Stock, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (b) such Common Holder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Common Holder enforceable in accordance with its terms.

6.2 Further Action. If and whenever the Common Stock is sold, the Common Holder or the personal representative of the Common Holder shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Common Stock to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

6.3 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

6.4 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware. THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT.

6.5 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. The Company shall not permit the transfer of any certificate of the Company’s stock covered hereby or issue a new certificate representing such shares of the Company’s stock unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, or a joinder agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were an Investor or Common Holder, as applicable.

6.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.7 Severability. Any invalidity, illegality or limitation of the enforceability with respect to any Holder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such person’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to any other Holder. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.8 Amendment and Waiver. Except as otherwise expressly provided herein, any term of this Agreement may be amended or restated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Investors, or their transferees, holding at least a majority of the shares of Series D Stock, Series D-1 Stock, Series E Stock and Series F Stock (collectively, “Investor Stock”), voting together as a single group (treated as if converted at the conversion rate then in effect and including, for such purposes shares of Common Stock into which any shares of Investor Stock shall have been converted that are held by an Investor); provided, however, that any amendment, restatement or waiver to or of: (i) the rights of the holders of the Series D Stock and Series D-1 Stock, which rights are given solely to such holders (including without limitation Sections 4.3, 5.3 and 6.8), shall also require the written consent of the Investors, or their transferees, holding at least a majority of the shares of Series D Stock and Series D-1 Stock then outstanding (voting together); (ii) the rights of the holders of the Series E Stock, which rights are given solely to such holders (including without limitation Sections 4.3, 5.3 and 6.8), shall also require the written consent of the Investors, or their transferees, holding at least a majority of the shares of Series E Stock then outstanding, and (iii) the rights of the holders of the Series F Stock, which rights are given solely to such holders (including without limitation Sections 2.2, 2.11, 2.14, 4.1, 4.3, 5.3 and 6.8), shall also require the written consent of the Investors, or their transferees, holding at least a majority of the shares of Series F Stock then outstanding; provided further, however, that no such amendment, restatement or waiver shall reduce the aforesaid percentages of Investor Stock and Common Stock issued upon conversion thereof required for amendment, restatement or waiver of this Agreement or any term thereof without the consent of the holders of all of such Investor Stock and Common Stock; provided, further, that any amendment to Section 2.15 (or to Section 2 that would affect the rights of the Common Holders under Section 2.15) shall also require the consent of the holders of at least a majority of the shares of Common Stock issued to, or issuable upon exercise of options held by, the Common Holders. Any amendment, restatement or waiver effected in accordance with this Section 6.8 shall be binding upon each Common Holder, each Investor and each transferee of the securities held by any Common Holder or Investor (as well as any subsequent transferees). Notwithstanding this Section 6.8, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor unless such amendment, termination or waiver applies to all Investors in the same fashion. Upon the effectuation of each such amendment, restatement or waiver, the Company shall promptly give written notice thereof to the Investors and Common Holders who have not previously consented thereto in writing. Notwithstanding anything to the contrary in this Section 6.8, the Company shall be entitled to include additional purchasers of its Series F Stock as parties to this Agreement by having such additional purchasers execute and deliver an additional counterpart signature page to this Agreement, or a joinder agreement, and all such additional purchasers shall be deemed “Investors” and “Holders” hereunder.

6.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company, the Investors, or any transferees upon any breach, default or noncompliance of the Investors or any transferee or the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Investors of any breach, default or noncompliance under this Agreement or any waiver on the Company’s or the Investors’ part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and the Investors, shall be cumulative and not alternative.

6.10 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or delivery by express courier service or upon confirmed delivery by facsimile, electronic transmission or telecopy, or on the fifth day (or the tenth day if to a party with an address outside of the United States) following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed: (a) if to the Company, at:

LipoScience, Inc.

2500 Sumner Blvd.

Raleigh, North Carolina 27616

Attention: Timothy J. Williams, Esq., General Counsel

Phone: (919) 212-1999

Fax: (919) 212-1954

With a copy to:

Helga L. Leftwich, Esq.

Hutchison Law Group PLLC

5410 Trinity Road, Suite 400

Raleigh, North Carolina 27607

Phone: (919) 829-9600

Fax: (919) 829-9696

or at such other address as the Company shall have furnished to the Investors in writing, and

(b) if to the Series F Investors, at the addresses of such Investors specified on Exhibit C hereto, or at such other addresses as the Investors shall have furnished to the Company in writing;

(c) if to the Series E Investors, at the addresses of such Investors specified on Exhibit B hereto, or at such other addresses as the Investors shall have furnished to the Company in writing;

(c) if to a Series D Investor, at such address as the Series D Investor shall have furnished to the Company in writing; and

(d) if to a Common Holder, at such address as the Common Holder shall have furnished to the Company in writing.

6.11 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.12 Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities are issued on, or in exchange for, any shares of the Company’s stock covered hereunder by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be subject to the terms and provisions of this Agreement.

6.13 Covenants of the Company. The Company agrees to use its commercially reasonable best efforts to ensure that the rights granted hereunder are effective and that the parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company’s commercially reasonable best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the parties hereto, assuming conversion of all outstanding securities, in order to protect the rights of the parties hereunder against impairment.

6.14 No Liability for Election of Recommended Directors. Neither the Company, the Common Holders, the Investors, nor any officer, director, stockholder, partner, employee or agent of such party, makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Company’s Board of Directors by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

6.15 Grant of Proxy. Should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of the relevant provisions of this Agreement.

6.16 Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

6.17 Counterparts. This Agreement may be executed in any number of counterparts, each of which, including facsimile copies, shall be deemed an original, but all of which together shall constitute one instrument.

6.18 Aggregation of Stock. All Investor Securities, Investor Stock or Registrable Securities (including any shares of Common Stock issued on conversion thereof), as applicable, held or acquired by affiliated entities or persons shall be aggregated for the purpose of determining the availability of any rights under this Agreement. For the purposes of this Section 6.18, an affiliated entity or person shall be, with respect to any entity or person, any other entity or person directly or indirectly controlling, controlled by, or under common control with such entity or person.

6.19 Amended and Restatement of Prior Agreement. This Agreement amends, supersedes and replaces the Prior Agreement in its entirety, and the execution by the Company and the Requisite Investors shall constitute their consent to such amendment and restatement as required under Sections 2.11 and 6.8 of the Prior Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

COMPANY:

LIPOSCIENCE, INC.

By:	/s/ Richard O. Brajer
Richard O. Brajer
President and Chief Executive Officer

IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

INVESTORS:

CAMDEN PARTNERS STRATEGIC FUND III, L.P.

By:	Camden Partners Strategic III, LLC, its General Partner

By:	Camden Partners Strategic Manager, LLC, its Managing Member

By:	/s/ Richard M. Johnston
Name:	Richard M. Johnston
Title:	Managing Member

CAMDEN PARTNERS STRATEGIC FUND III-A, L.P.

By:	Camden Partners Strategic III, LLC, its General Partner

By:	Camden Partners Strategic Manager, LLC, its Managing Member

By:	/s/ Richard M. Johnston
Name:	Richard M. Johnston
Title:	Managing Member

IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

INVESTORS:

THREE ARCH CAPITAL, L.P.

By:	TAC Management L.L.C.
Its:	General Partner

By:	/s/ Richard Lin
Richard Lin, Member

TAC ASSOCIATES, L.P.

By:	TAC Management L.L.C.
Its:	General Partner

By:	/s/ Richard Lin
Richard Lin, Member

IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

INVESTORS:

SIGHTLINE HEALTHCARE FUND III, L.P.

By:	SightLineHealthcare Management III, L.P.
Its:	General Partner

By:	/s/ Maureen Harder
Maureen Harder, Managing Director

SIGHTLINE HEALTHCARE VINTAGE FUND

By:	SightLine Vintage Management, LLC
Its:	General Partner

By:	/s/ Maureen Harder
Maureen Harder, Managing Director

IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

INVESTORS:

A. M. PAPPAS LIFE SCIENCE VENTURES II, L.P.

By:	AMP&A Management II, LLC
Its:	General Partner

By:	/s/ Ford S. Worthy
Ford S. Worthy, Partner & CFO

IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

INVESTORS:

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ Rafael Torres
Rafael Torres, Vice President

EQUITY INVESTMENT TRUST, A DELAWARE BUSINESS TRUST

By:	GE Capital Services Equity Corp.,
Its:	Manager

By:	/s/ Lorraine Hliboki
Lorraine Hliboki, Sr. Managing Director

IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

INVESTORS:

CHANCELLOR V. L.P.
By:	IPC Direct Associates, V, LLC,
Its:	General Partner

By:	INVESCO Private Capital, Inc.,
Its:	Managing Member

By:	/s/ Illegible
Name:
Title:

CHANCELLOR V-A, L.P.
By:	IPC Direct Associates, V, LLC,
Its:	General Partner

By:	INVESCO Private Capital, Inc.,
Its:	Managing Member

By:	/s/ Illegible
Name:
Title:

CITIVENTURE 2000, L.P.
By:	IPC Direct Associates, V, LLC,
Its:	General Partner

By:	INVESCO Private Capital, Inc.,
Its:	Managing Member

By:	/s/ Illegible
Name:
Title:

IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

INVESTORS:

VARIAN, INC.

By:	/s/ Garry W. Rogerson
Garry W. Rogerson, President & CEO

IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

INVESTORS:

/s/ Jeffrey M. Lipton
Jeffrey M. Lipton

IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

INVESTORS:

THE MARIE BERG TRUST, DTD 12-2-83

By:	/s/ Jeremy Berg
Name:	Jeremy Berg
Title:	Trustee

IN WITNESS WHEREOF, this Amended and Restated Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

INVESTORS:

/s/ Stephen K. Markham
Stephen K. Markham

EXHIBIT A

Schedule of Series D Investors

Arasaratnam, Thirumurugan

Armitage, Ian M.

The Marie Berg Trust, DTD 12-2-83

Davis, Anne G.

DiGilio, Christopher

DiGilio, John D.

DiGilio, Theodore M. and Elaine J. DiGilio

Doggett, Jane

Doggett, Mark P.

Doggett, Michael S.

Drutz, David J.

Drutz, Jonathan Morris

Equity Asset Investment Trust

Fulton, III, William H. and Barbara E. Fulton

Harold S. Lichtin Family LP

Jeyarajah, Elias J.

Jeyarajah, Shanthini

Jones, Steven C.

Lawrence & Company Inc.

Lindsey, Jonathan S.

Lorraine, Matthew J. Lorraine

Lorraine, Michael P. Lorraine

Lorraine, Peter A. Lorraine

Mahalingam, Satkunakumar

Markham, Stephen K.

Mattox, Jr., James D.

McCutchen, Doyle, Brown & Enersen LLP

Mitchell, Jerry E.

Mitchell, John F.

Mudra, Stephen

Murray, John and Coralie Eddy Murray TTEES, U/A/D 5-9-94 As Amended, Creating the Murray Family Trust

Neeb, Robert W.

Nithianandarajah, Elias

Northcreek Capital Partners, LLC

Osgood, Richard H. & Catherine F. Osgood TTEES for the Osgood Family Trust UAD 4/14/2000

Pacific Rim Life Science No. 2 Investment Partnership

Palladin Opportunity Fund LLC

Presnell, III, Lacy M. and Sydnor C. Presnell

Rajendra, Clement

Ranjithan, N. A.

Ranjithan, Vimala

LMWW C/F FBO Robert Rosenson SEP IRA

Smith Barney FBO Ronald H. Rosenson IRA Rollover

Satellite Healthcare

SightLine Healthcare Fund III, L.P.

Stanton, Sr., Frank Ronald

Stone, K. C.

TAC Associates, L.P.

Taylor, John F. and Gail S. Taylor

Three Arch Capital, L.P.

Westover Partners

Wetzel, Ronald and Lucy Wetzel

EXHIBIT B

Schedule of Series E Investors

Three Arch Capital, L.P.

TAC Associates, L.P.

SightLine Healthcare Fund III, L.P.

GE Capital Equity Investments, Inc.

Charles A. Sanders

A. M. Pappas Life Science Ventures II, L.P.

Ian M. Armitage

Daniel C. Arnold

Elias J. Jeyarajah

Shanthini Jeyarajah

Robert B. Johnson and Melissa R. Johnson, JT TEN

The Frank H. Lamson-Scribner, Jr. Trust Under Deed of Trust Dated October 13, 1982

Lawrence & Company Inc.

James D. Mattox, Jr.

Robert W. Neeb

Northcreek Capital Partners, LLC

Palladin Opportunity Fund LLC

Lacy M. Presnell, III and Sydnor Cozart, JT TEN

Satellite Healthcare

William A. Schreyer

Robert W. Spearman and Patricia H., JT TEN

Michael Zapata, III and Lisa Painter, JT TEN

Qun Zhou and Gong Shen, JT TEN

Chancellor V, L.P.

Chancellor V-A, L.P.

Citiventure 2000, L.P.

Jeffrey M. Lipton

Varian, Inc.

EXHIBIT C

Schedule of Series F Investors

A.M. Pappas Life Science Ventures II, LP

Camden Partners Strategic Fund III, L.P.

Camden Partners Strategic Fund III-A, L.P.

Chancellor V, L.P.

Chancellor V-A, L.P.

Citiventure 2000, L.P.

GE Capital Equity Investments, Inc.

SightLine Healthcare Fund III, LP

SightLine Healthcare Vintage Fund

Three Arch Capital, L.P.

TAC Associates, L.P.

Varian, Inc.

Jeffrey M. Lipton

The Marie Berg Trust

Stephen K. Markham

EXHIBIT D

Schedule of Common Holders

Holder	Shares of Capital Stock Held
Crawford, Dorothy Ann	800

Farkas, Beverly A.	15,004

Irrevocable Trust Agmt. Between Richard Anthony Franco, Grantor, and Richard Anthony Franco, Jr., TTEE Dtd. 12-20-01, FBO Alyssa Marie Franco	4,000

Franco, Danielle	64,000

Franco, Dianne M.	37,124

Franco, Richard A.	271,466

Franco, Jr., Richard A. and Kathleen S. Franco	64,000

Irrevocable Trust Agmt. Between Richard Anthony Franco, Grantor, and Richard Anthony Franco, Jr., TTEE Dtd. 12-20-01, FBO Richard Anthony Franco	4,000

Harpold, Michael A.	14,620

Harpold, Peggy	26,666

Harpold, Terry A.	15,004

Huddleston, Michelle	2,400

Humann, Diane and Greg Humann	9,065

Markham, Allyson Rae	70,667

Irrevocable Trust Agmt. Between Stephen Keith Markham, Grantor, and Diane Ruth Humann, TTEE Dtd 12-27-01, FBO Ashley Rae Markham	8,320

Irrevocable Trust Agmt. Between Stephen Keith Markham, Grantor, and Diane Ruth Humann, TTEE Dtd 12-27-01, FBO Emily Ann Markham	8,320

Markham, Glen and Stephanie Markham	800

Irrevocable Trust Agmt. Between Stephen Keith Markham, Grantor, and Diane Ruth Humann, TTEE Dtd 12-27-01, FBO Jillian Lela Markham	8,320

Holder	Shares of Capital Stock Held
Irrevocable Trust Agmt. Between Stephen Keith Markham, Grantor, and Diane Ruth Humann, TTEE Dtd 12-27-01, FBO Joshua Hartley Markham	8,320

Markham, Keith and Lela Markham	1,760

Markham, Stephen K.	108,396

Irrevocable Trust Agmt. Between Stephen Keith Markham, Grantor, and Diane Ruth Humann, TTEE Dtd 12-27-01, FBO Stephen Keith George Markham	8,320

Otvos, Allan G.	2,288

Otvos, James D.	934,702

Irrevocable Trust Agmt. Between James D. Otvos, Grantor, and Laura D. Hibbert, TTEE Dtd 12/17/01, FBO Jennifer Anne Otvos	169,088

Otvos, Sally S.	371,480

Irrevocable Trust Agmt. Between James D. Otvos, Grantor, and Laura D. Hibbert, TTEE Dtd 12/17/01, FBO Sarah Allene Otvos	169,088

Rossi, Sandra S.	2,288

Sessions, Nancy	160

Stanton, Jr., Frank R.	2,400

Stanton, Sr., Frank Ronald	95,006

Stanton, Sr., Frank Ronald and Molly Elder Stanton	15,882

Stanton, John A.	2,400

Turner, Linda	2,288

TOTALS	2,518,442

LIPOSCIENCE, INC.

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “First Amendment”) is effective as of October 28, 2010 by and among LipoScience, Inc., a Delaware corporation (the “Company”), and the undersigned holders of at least a majority of the outstanding shares of the Company’s Series D Preferred Stock, Series D-1 Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, voting together as a single group on an as-converted basis (collectively, the “Investors” and together with the Company, the “Parties”).

WHEREAS, the Parties and certain other individuals and entities are parties to a Second Amended and Restated Investor Rights Agreement, dated August 2, 2006 (the “Investor Rights Agreement”); and

WHEREAS, pursuant to Section 6.8 of the Investor Rights Agreement, the Parties desire to amend the Investor Rights Agreement in the manner and to the extent set forth herein.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein that are not otherwise defined shall have the meaning given to them in the Investor Rights Agreement.

2. Amendment to Section 5.3. Section 5.3(vii) of the Investor Rights Agreement is deleted in its entirety and replaced with the following:

“(vii) three outside directors to be designated by the vote of at least seventy percent (70%) of the other directors then in office.”

3. Effect of First Amendment. The provisions of the Investor Rights Agreement are amended and modified by the provisions of this First Amendment. If any provisions of the Investor Rights Agreement are different from or inconsistent with any of the provisions of this First Amendment, the provisions of this First Amendment shall control, and the provisions of the Investor Rights Agreement shall, to the extent of such difference or inconsistency, be amended and modified.

4. Single Agreement. This First Amendment and the Investor Rights Agreement shall constitute and be construed as a single agreement.

5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

SEPARATE SIGNATURE PAGE TO

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED OCTOBER 28, 2010

LIPOSCIENCE, INC.

By:	/s/ Richard O. Brajer
Richard O. Brajer
President & Chief Executive Officer

SEPARATE SIGNATURE PAGE TO

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED OCTOBER 28, 2010

THREE ARCH CAPITAL, L.P.

By:	TAC Management L.L.C.
Its:	General Partner

By:	/s/ Richard Lin
Name:
Title:

TAC ASSOCIATES, L.P.

By:	TAC Management L.L.C.
Its:	General Partner

By:	/s/ Richard Lin
Name:
Title:

SEPARATE SIGNATURE PAGE TO

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED OCTOBER 28, 2010

CAMDEN PARTNERS STRATEGIC FUND III, L.P.

By:	Camden Partners Strategic III, LLC, its General Partner

By:	Camden Partners Strategic Manager, LLC, its Managing Member

By:	/s/ Richard M. Johnston
Name:	Richard M. Johnston
Title:	Managing Member

CAMDEN PARTNERS STRATEGIC FUND III-A, L.P.

By:	Camden Partners Strategic III, LLC, its General Partner

By:	Camden Partners Strategic Manager, LLC, its Managing Member

By:	/s/ Richard M. Johnston
Name:	Richard M. Johnston
Title:	Managing Member

SEPARATE SIGNATURE PAGE TO

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED OCTOBER 28, 2010

SIGHTLINE HEALTHCARE FUND III, L.P.

By:	SightLineHealthcare Management III, L.P.
Its:	General Partner

By:	/s/ Buzz Benson
Name:
Title:

SIGHTLINE HEALTHCARE VINTAGE FUND

By:	SightLineHealthcare Management III, L.P.
Its:	General Partner

By:	/s/ Buzz Benson
Name:
Title:

SEPARATE SIGNATURE PAGE TO

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED OCTOBER 28, 2010

CHANCELLOR V. L.P.
By:	IPC Direct Associates, V, LLC,
Its:	General Partner

By:	INVESCO Private Capital, Inc.,
Its:	Managing Member

By:	/s/ E. Lohrasbpour
Name:	E. Lohrasbpour
Title:	General Partner

CHANCELLOR V-A, L.P.
By:	IPC Direct Associates, V, LLC,
Its:	General Partner

By:	INVESCO Private Capital, Inc.,
Its:	Managing Member

By:	/s/ E. Lohrasbpour
Name:	E. Lohrasbpour
Title:	General Partner

CITIVENTURE 2000, L.P.
By:	IPC Direct Associates, V, LLC,
Its:	General Partner

By:	INVESCO Private Capital, Inc.,
Its:	Managing Member

By:	/s/ E. Lohrasbpour
Name:	E. Lohrasbpour
Title:	General Partner

SEPARATE SIGNATURE PAGE TO

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED OCTOBER 28, 2010

A. M. PAPPAS LIFE SCIENCE VENTURES II, L.P.

By:	AMP&A Management II, LLC
Its:	General Partner

By:	/s/ Ford S. Worthy
Name:	Ford S. Worthy
Title:	Partner and CEO

SEPARATE SIGNATURE PAGE TO

FIRST AMENDMENT TO SECOND AMENDEND

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED OCTOBER 28, 2010

GE CAPITAL EQUITY INVESTMENTS, INC.

By:
Name:
Title:

EQUITY INVESTMENT TRUST, A DELAWARE BUSINESS TRUST

By:	GE Capital Services Equity Corp.,
Its:	Manager

By:
Name:
Title:

LIPOSCIENCE, INC.

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Second Amendment”) is effective as of March 11, 2011 by and among LipoScience, Inc., a Delaware corporation (the “Company”), and the undersigned holders of at least a majority of the outstanding shares of the Company’s Series D Preferred Stock, Series D-1 Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, voting together as a single group on an as-converted basis (collectively, the “Investors” and together with the Company, the “Parties”).

WHEREAS, the Parties and certain other individuals and entities are parties to a Second Amended and Restated Investor Rights Agreement, dated August 2, 2006, as amended (the “Investor Rights Agreement”); and

WHEREAS, pursuant to Section 6.8 of the Investor Rights Agreement, the Parties desire to amend the Investor Rights Agreement in the manner and to the extent set forth herein.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein that are not otherwise defined shall have the meaning given to them in the Investor Rights Agreement.

2. Amendment to Section 5.3. Section 5.3 of the Investor Rights Agreement is hereby deleted in its entirety and replaced with the following:

“Election of Directors. Subject to the provisions of Section 5.7, the Board of Directors of the Company will consist of the following persons: (i) the Company’s President and Chief Executive Officer; (ii) Charles A. Sanders representing the holders of the Company’s Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and Series C-1 Preferred Stock (collectively, the “Junior Stock”); (iii) two directors to be designated by the holders of a majority of Series D Stock and Series D-1 Stock collectively, currently designated as Buzz Benson and Roderick A. Young (the “Series D Directors”); (iv) one director to be designated by Three Arch Capital, L.P., which seat shall initially be vacant (the “Series E Director”); (v) one director to be designated by Camden Partners Strategic Fund III, L.P. and Camden Partners Strategic Fund III-A, L.P., currently designated as Christopher W. Kersey (the “Series F Director”) and (vi) four outside directors to be designated by the vote of at least seventy percent (70%) of the other directors then in office. Each time the stockholders of the Company meet, or act by written consent in lieu of a meeting, for the purpose of electing the directors to serve on the Company’s Board of Directors, each Common Holder and each Investor shall vote all shares of the Company’s capital stock owned by such Common Holder or

Investor, as the case may be, in order to cause the election of the directors as set forth above. The Investors and Common Holders shall not vote to remove any director(s) of the Company designated pursuant to this Section 5 unless such removal is requested or consented to by the party(ies) that have the right to designate such director(s) and any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 5.3, shall be filled by a representative designated as provided above.”

3. Effect of Second Amendment. The provisions of the Investor Rights Agreement are amended and modified by the provisions of this Second Amendment. If any provisions of the Investor Rights Agreement are different from or inconsistent with any of the provisions of this Second Amendment, the provisions of this Second Amendment shall control, and the provisions of the Investor Rights Agreement shall, to the extent of such difference or inconsistency, be amended and modified.

4. Single Agreement. This Second Amendment and the Investor Rights Agreement shall constitute and be construed as a single agreement.

5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

SEPARATE SIGNATURE PAGE TO

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED MARCH 11, 2011

LIPOSCIENCE, INC.

By:	/s/ Richard O. Brajer
Richard O. Brajer
President & Chief Executive Officer

SEPARATE SIGNATURE PAGE TO

SECOND AMENDMENT TO SECOND AMENDEND

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED MARCH 11, 2011

THREE ARCH CAPITAL, L.P.

By:	TAC Management L.L.C.
Its:	General Partner

By:	/s/ Richard Lin
Name:	Richard Lin
Title:	Member

TAC ASSOCIATES, L.P.

By:	TAC Management L.L.C.
Its:	General Partner

By:	/s/ Richard Lin
Name:	Richard Lin
Title:	Member

SEPARATE SIGNATURE PAGE TO

SECOND AMENDMENT TO SECOND AMENDEND

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED MARCH 11, 2011

CAMDEN PARTNERS STRATEGIC FUND III, L.P.

By:	Camden Partners Strategic III, LLC, its General Partner

By:	Camden Partners Strategic Manager, LLC, its Managing Member

By:	/s/ Richard M. Berkeley
Name:	Richard M. Berkeley
Title:	Managing Director

CAMDEN PARTNERS STRATEGIC FUND III-A, L.P.

By:	Camden Partners Strategic III, LLC, its General Partner

By:	Camden Partners Strategic Manager, LLC, its Managing Member

By:	/s/ Richard M. Berkeley
Name:	Richard M. Berkeley
Title:	Managing Director

SEPARATE SIGNATURE PAGE TO

SECOND AMENDMENT TO SECOND AMENDEND

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED MARCH 11, 2011

SIGHTLINE HEALTHCARE FUND III, L.P.

By:	SightLineHealthcare Management III, L.P.
Its:	General Partner

By:	/s/ Buzz Benson
Name:	Buzz Benson
Title:	Managing Director of SightLine Partners, GP of GP

SIGHTLINE HEALTHCARE VINTAGE FUND

By:	SightLineVintage Management, LLC
Its:	General Partner

By:	/s/ Buzz Benson
Name:	Buzz Benson
Title:	Managing Director of SightLine Partners, GP of GP

SEPARATE SIGNATURE PAGE TO

SECOND AMENDMENT TO SECOND AMENDEND

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED MARCH 11, 2011

CHANCELLOR V. L.P.
By:	IPC Direct Associates, V, LLC,
Its:	General Partner

By:	INVESCO Private Capital, Inc.,
Its:	Managing Member

By:	/s/ E. Lohrasbpour
Name:	E. Lohrasbpour
Title:	General Partner

CHANCELLOR V-A, L.P.
By:	IPC Direct Associates, V, LLC,
Its:	General Partner

By:	INVESCO Private Capital, Inc.,
Its:	Managing Member

By:	/s/ E. Lohrasbpour
Name:	E. Lohrasbpour
Title:	General Partner

CITIVENTURE 2000, L.P.
By:	IPC Direct Associates, V, LLC,
Its:	General Partner

By:	INVESCO Private Capital, Inc.,
Its:	Managing Member

By:	/s/ E. Lohrasbpour
Name:	E. Lohrasbpour
Title:	General Partner

SEPARATE SIGNATURE PAGE TO

SECOND AMENDMENT TO SECOND AMENDEND

AND RESTATED INVESTOR RIGHTS AGREEMENT

DATED MARCH 11, 2011

A. M. PAPPAS LIFE SCIENCE VENTURES II, L.P.

By:	AMP&A Management II, LLC
Its:	General Partner

By:	/s/ Ford S. Worthy
Name:	Ford S. Worthy
Title:	Partner and CFO